                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Richard G. Capen, Jr.                              Date:  March 6, 1998
----------------------------------
Richard G. Capen, Jr.
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ George R. Wackenhut                                Date:  March 9, 1998
----------------------------------
George R. Wackenhut
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Paul X. Kelley                                      Date:  March 9, 1998
----------------------------------
Paul X. Kelley
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Julius W. Becton, Jr.                              Date:  March 7, 1998
----------------------------------
Julius W. Becton, Jr.
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Richard R. Wackenhut                               Date:  March 12, 1998
----------------------------------
Richard R. Wackenhut
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Edward L. Hennessy, Jr.                          Date:  March 13, 1998
----------------------------------
Edward L. Hennessy, Jr.
Director

                               POWER OF ATTORNEY



     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Nancy Reynolds                                     Date:  March 13, 1998
----------------------------------
Nancy Reynolds
Director

                               POWER OF ATTORNEY

     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any ammendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Carroll A. Campbell, Jr.                          Date: March 9, 1998
----------------------------
    Carroll A. Campbell, Jr.
    Director

                               POWER OF ATTORNEY

     The undersigned member of the Board of Directors of The Wackenhut Corporation hereby constitutes and appoints Philip L. Maslowe, James P. Rowan and Juan D. Miyar and each of them severally, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities to sign any and all Reports of Form 10K (Annual Report pursuant to the Securities Exchange Act of 1934) and any ammendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Anne N. Foreman                                   Date: March 11, 1998
-------------------
    Anne N. Foreman
    Director